UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

E. I. du Pont de Nemours and Company

(Name of Registrant as Specified In Its Charter)

Trian Fund Management, L.P.
Trian Fund Management GP, LLC
Trian Partners, L.P.
Trian Partners Strategic Investment Fund, L.P.
Trian Partners Strategic Investment Fund II, L.P.
Trian Partners Master Fund, L.P.
Trian Partners Parallel Fund I, L.P.
Trian Partners Master Fund (ERISA), L.P.
Trian Partners Strategic Investment Fund-A, L.P.
Trian Partners Strategic Investment Fund-D, L.P.
Trian Partners Strategic Investment Fund-N, L.P.
Trian SPV (SUB) VIII, L.P.
Trian Partners Fund (Sub)-G, L.P.
Trian Partners Fund (Sub)-G II, L.P.
Nelson Peltz
Peter W. May
Edward P. Garden
John H. Myers
Arthur B. Winkleblack
Robert J. Zatta

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PROXY SOLICITED BY THE TRIAN GROUP

2015 Annual Meeting of Stockholders of E. I. du Pont de Nemours and Company

May 13, 2015

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Please take a moment now to vote your shares of E. I. du Pont de Nemours and Company common stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS:

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting date.

VOTE BY INTERNET – WWW.CESVOTE.COM

Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day prior to the annual meeting date. Have your Gold proxy card in hand when you access the website and follow the instructions.

OR

VOTE BY TELEPHONE – 1-888-693-8683

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day prior to the annual meeting date. Have your Gold proxy card in hand when you call and then follow the instructions.

OR

VOTE BY MAIL

Mark, sign and date your Gold proxy card and return it in the postage-paid envelope we have provided to: Corporate Election Services, PO Box 3230, Pittsburgh, PA 15230-3230.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your Gold proxy card.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Gold proxy card.

CONTROL NUMBER è

ê If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. ê

Gold Proxy Card

PROXY SOLICITED BY THE TRIAN GROUP

2015 Annual Meeting of Stockholders of E. I. du Pont de Nemours and Company

May 13, 2015

The undersigned hereby appoints Nelson Peltz, Peter W. May and Edward P. Garden, and each of them, with full power of substitution, as proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of common stock of E. I. du Pont de Nemours and Company (the “Company” or “DuPont”) that the undersigned would be entitled to vote if personally present at the 2015 Annual Meeting of Stockholders of DuPont, including any adjournments or postponements thereof or any special meeting that may be called in lieu thereof (the “2015 Annual Meeting”).

IF YOU VALIDLY EXECUTE AND RETURN THIS PROXY CARD WITHOUT INDICATING YOUR VOTE ON ONE OR MORE OF THE FOLLOWING PROPOSALS, YOU WILL BE DEEMED TO HAVE VOTED FOR PROPOSAL 1 AND PROPOSAL 7 (EXCEPT YOU WILL NOT BE DEEMED TO VOTE FOR THE ELECTION OF ANY CANDIDATE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED UNDER PROPOSAL 1) AND YOU WILL BE DEEMED TO HAVE ABSTAINED FROM VOTING ON PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, PROPOSAL 5 AND PROPOSAL 6. THIS PROXY WILL REVOKE ANY PREVIOUSLY EXECUTED PROXY WITH RESPECT TO ALL PROPOSALS.

Date

Signature

Signature (if held jointly)

Title of Authority

Please sign exactly as name appears hereon. If shares are registered in more than one name, the signature of all such persons should be provided. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person. The proxy card votes all shares in all capacities.

(CONTINUED ON OTHER SIDE)

ê TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN
THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE. ê

THE TRIAN GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE TRIAN GROUP’S NOMINEES LISTED IN THE TRIAN GROUP’S PROPOSAL 1.

PROPOSAL 1 – To elect (1) Nelson Peltz, (2) John H. Myers, (3) Arthur B. Winkleblack, (4) Robert J. Zatta (collectively, the “Trian Group Nominees”) and the candidates who have been nominated by DuPont to serve as directors other than Robert A. Brown, Alexander M. Cutler, Lois D. Juliber and Lee M. Thomas for whom the Trian Group is NOT seeking authority to vote for and WILL NOT exercise any such authority.

❑	FOR ALL NOMINEES	❑	WITHHOLD FROM ALL NOMINEES	❑	FOR ALL EXCEPT

NOTE: If you do not wish for your shares to be voted “FOR” a particular Trian Group Nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line above. Your shares will be voted for the remaining Trian Group Nominee(s). You may also withhold authority to vote for one or more additional DuPont nominees by writing the name of the nominee(s) on the line above. There is no assurance that any of DuPont’s nominees will serve as directors if any of the Trian Group’s Nominees are elected to the Board.

If you are an employee of DuPont or one of its subsidiaries and participate in one of its employee plans, i.e., the DuPont 401(k) and Profit Sharing Plan, the DuPont Retirement Savings Plan, the Thrift Plan for Employees of Sentinel Transportation, LLC and the Solae Savings Investment Plan (the “Plans”), the enclosed GOLD voting instruction form indicates the aggregate number of Shares credited to your account as of March 17, 2015, the Record Date. If you timely submit your voting instructions to the Plan Trustee by following the instructions on the enclosed GOLD voting instruction form, your shares will be voted as you have directed. If you do not provide the Trustee with voting instructions, the Trustee may vote as directed by the plan fiduciary or by an independent fiduciary selected by the plan fiduciary all shares held in the plans for which no voting instructions are received. The Trustee must receive your voting instructions no later than Monday, May 11, 2015 or, if you are voting via the Internet or by phone, by 11:59 p.m., Eastern Daylight Time, on Sunday, May 10, 2015. Please note that Plan participants may vote their shares through the Trustee only and accordingly may not vote their Plan shares in person at the 2015 Annual Meeting.

The Trian Group intends to use this proxy to vote (i) “FOR” the Trian Group Nominees and (ii) “FOR” the candidates who have been nominated by the Company to serve as directors other than Robert A. Brown, Alexander M. Cutler, Lois D. Juliber and Lee M. Thomas for whom the Trian Group is NOT seeking authority to vote for and WILL NOT exercise any such authority. In the event that (i) the Company purports to increase the number of directorships after the date hereof and prior to the 2015 Annual Meeting, (ii) the Company makes or announces any changes to its Bylaws or takes or announces any other action that purports to have, or if consummated would purport to have, the effect of disqualifying any of the Trian Group Nominees and/or (iii) any of the Trian Group Nominees is unable (due to death, disability or otherwise) or hereafter becomes unwilling for any reason to serve as a director, the Trian Group will use this proxy to vote for Edward P. Garden in addition to the Trian Group Nominees or in place of such Trian Group Nominee, as applicable.

THE TRIAN GROUP MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2, 3, 4, 5 AND 6.

	FOR	AGAINST	ABSTAIN
PROPOSAL 2 – On Ratification of Independent Registered Public Accounting Firm	❑	❑	❑
PROPOSAL 3 – To Approve, by Advisory Vote, Executive Compensation	❑	❑	❑
PROPOSAL 4 – On Lobbying	❑	❑	❑
PROPOSAL 5 – On Grower Compliance	❑	❑	❑
PROPOSAL 6 – On Plant Closure	❑	❑	❑

THE TRIAN GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE TRIAN GROUP’S PROPOSAL 7.

PROPOSAL 7 – To repeal each provision or amendment of the Bylaws of the Company adopted by the Board of Directors of the Company (and not by the Company’s stockholders) subsequent to August 12, 2013 and prior to the approval of this resolution.

❑	FOR	❑	AGAINST	❑	ABSTAIN

(CONTINUED, AND TO BE SIGNED AND DATED, ON THE OTHER SIDE.)